UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2005
COLLEGIATE PACIFIC INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17293	22-2795073
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (972) 243-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent Agreement
Termination Agreement
Press Release

Item 1.01 Entry Into a Material Definitive Agreement.
     On November 22, 2005, Collegiate Pacific Inc. (the “Company”) announced its purchase of 1.66 million shares of Sport Supply Group, Inc. (“Sport Supply Group”), or an additional 18% of Sport Supply Group’s outstanding common shares, for approximately $9.2 million in cash from an institutional holder, representing a purchase price of $5.55 per share (the “Additional Share Purchase”). The Additional Share Purchase raised the Company’s ownership stake in Sport Supply Group to approximately 72%.
     In connection with the Additional Share Purchase, the Company obtained the consent of Merrill Lynch Business Financial Services Inc. (“MLBFS”) under the Company’s existing credit facility with MLBFS. The Consent Agreement entered into with MLBFS is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
          Also on November 22, 2005, the Company, CP Merger Sub, Inc. (“Merger Sub”) and Sport Supply Group entered into a termination agreement (the “Termination Agreement”) that terminated the Agreement and Plan of Merger, dated as of September 7, 2005, by and among the Company, Merger Sub and Sport Supply Group (the “Merger Agreement”). The parties mutually agreed to terminate the Merger Agreement after determining that the merger was unlikely to close in a timely fashion under previously contemplated terms. The Termination Agreement provides for the Company to reimburse Sport Supply Group for up to $350,000 of fees and expenses incurred in connection with the Merger Agreement. The Termination Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events.
     On November 22, 2005, the Company issued a press release announcing the Additional Share Purchase and the termination of the Merger Agreement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1	Consent Agreement, dated November 22, 2005, by and among Merrill Lynch Business Financial Services Inc., Collegiate Pacific Inc., Kesslers Team Sports, Inc., Tomark Sports Inc., Dixie Sporting Goods Co., Inc., CMS of Central Florida, Inc., and Salkeld & Sons, Inc.

10.2	Termination Agreement, dated November 22, 2005, by and among Collegiate Pacific Inc., CP Merger Sub, Inc. and Sport Supply Group, Inc.

99.1	Press Release dated November 22, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLEGIATE PACIFIC INC.

November 23, 2005	By:	/s/ William R. Estill

William R. Estill
Chief Financial Officer

COLLEGIATE PACIFIC INC.
EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1	Consent Agreement, dated November 22, 2005, by and among Merrill Lynch Business Financial Services Inc., Collegiate Pacific Inc., Kesslers Team Sports, Inc., Tomark Sports Inc., Dixie Sporting Goods Co., Inc., CMS of Central Florida, Inc., and Salkeld & Sons, Inc.

10.2	Termination Agreement, dated November 22, 2005, by and among Collegiate Pacific Inc., CP Merger Sub, Inc. and Sport Supply Group, Inc.

99.1	Press Release dated November 22, 2005.